SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2005

Carriage Services, Inc.

(Exact name of registrant as specified in is charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 St. James Place, 4th Floor

Houston, Texas 77056

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:

(713) 332-8400

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(b) On February 24, 2005, Stuart W. Stedman informed the Board of Directors that he will not stand for re-election as director of the Company for personal reasons.  Mr. Stedman has been a director of the Company since it went public in August 1996 and will continue to serve on the Compensation, Audit and Corporate Governance committees until his term expires on the date of the Company’s next annual stockholders meeting in May 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: March 2, 2005	By:	/s/ Joseph Saporito
Joseph Saporito
Executive Vice President and Chief Financial Officer